Exhibit 9(v) under Form N-1A
                                          Exhibit 10 under Item 601/Reg. S-K


                                   Schedule A

Date:   10/24/97     SHAREHOLDER SERVICES AGREEMENT



                     Federated American Leaders Fund, Inc.
                        Class B Shares

                     Federated Equity Funds
                        Federated Aggressive Growth Fund
                        Class B Shares

                        Federated Growth Strategies Fund
                        Class B Shares

                        Federated Small Cap Strategies Fund
                        Class B Shares

                        Federated Capital Appreciation Fund
                        Class B Shares

                     Federated Equity Income Fund, Inc.
                        Class B Shares

                     Federated Fund for U.S. Government Securities, Inc.
                        Class B Shares

                     Federated Government Income Securities, Inc.
                        Class B Shares

                     Federated High Income Bond Fund, Inc.
                        Class B Shares

                     Federated Municipal Opportunities Fund, Inc.
                        Class B Shares

                     Federated Municipal Securities Fund, Inc.
                        Class B Shares

                     Federated Stock and Bond Fund, Inc.
                        Class B Shares

                     Federated Utility Fund, Inc.
                        Class B Shares

                     Fixed Income Securities, Inc.
                        Federated Strategic Income Fund
                        Class B Shares

                     International Series, Inc.
                        Federated International Equity Fund
                        Class B Shares

                        Federated International Income Fund
                        Class B Shares

                     Investment Series Funds, Inc.
                        Federated Bond Fund
                        Class B Shares

                     Liberty U.S. Government Money Market Trust
                        Class B Shares

                     Municipal Securities Income Trust
                        Federated Pennsylvania Municipal Income Fund
                        Class B Shares

                     World Investment Series, Inc.
                        Federated World Utility Fund
                        Class B Shares

                        Federated Asia Pacific Growth Fund
                        Class B Shares

                        Federated Emerging Markets Fund
                        Class B Shares

                        Federated European Growth Fund
                        Class B Shares

                        Federated International Small Company Fund
                        Class B Shares

                        Federated Latin American Growth Fund
                        Class B Shares

                        Federated International High Income Fund
                        Class B Shares

                        Federated International Growth Fund
                        Class B Shares


The following Funds were added as of December 1, 1997:

                     Municipal Securities Income Trust
                        Federated California Municipal Income Fund
                        Class B Shares

                     World Investment Series, Inc.
                        Federated Global Equity Income Fund
                        Class B Shares


The following Funds were added as of March 1, 1998:

                     Federated Stock Trust
                        Class B Shares

The following Funds were added as of June 1, 1998:

                     World Investment Series, Inc.
                        Federated Global Financial Services Fund
                        Class B Shares